UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 25, 2008

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-31447 (Commission File Number)	74-0694415 (IRS Employer Identification No.)

1111 Louisiana Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-3187 (Commission File Number)	22-3865106 (IRS Employer Identification No.)

1111 Louisiana Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13265 (Commission File Number)	76-0511406 (IRS Employer Identification No.)

1111 Louisiana Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On November 25, 2008, CenterPoint Energy Houston Electric, LLC (“CEHE”), a wholly owned subsidiary of CenterPoint Energy, Inc. (the “Company”), entered into a $600 million 364-day credit facility. The credit facility will terminate when bonds are issued to securitize the costs incurred as a result of Hurricane Ike if those bonds are issued prior to the scheduled expiration of the facility, November 24, 2009. CEHE expects to seek legislative and regulatory approval for the issuance of such bonds during 2009.
     The credit facility is secured by a pledge of $600 million of General Mortgage Bonds issued by CEHE. Borrowing costs for London Interbank Offered Rate (“LIBOR”)-based loans will be at a margin of 2.25 percent above LIBOR rates, based on CEHE’s current ratings. In addition, CEHE will pay lenders, based on current ratings, a per annum commitment fee of 0.5 percent for their commitments under the facility and a quarterly duration fee of 0.75 percent on the average amount of outstanding borrowings during the quarter. The spread to LIBOR and the commitment fee fluctuate based on the borrower’s credit rating. Borrowings under each of the facilities are subject to customary terms and conditions. However, there is no requirement that CEHE make representations prior to borrowings as to the absence of material adverse changes or litigation that could be expected to have a material adverse effect. Borrowings under each of the credit facilities are subject to acceleration upon the occurrence of events of default that the Company and CEHE consider customary. The facility contains covenants, including a debt (excluding transition and other securitization bonds) to total capitalization covenant.
     Citibank Global Markets Inc. served as sole lead arranger and bookrunner for the new facility and CitiCorp North America, Inc. serves as the administrative agent. Bank of America, N.A. and Deutsche Bank Securities Inc. served as co-syndication agents. HSBC Bank USA, N.A. and The Bank of Nova Scotia served as co-documentation agents.
     The credit agreement described above is filed as Exhibit 4.1 to this report and is incorporated by reference herein. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the credit agreement.

Item 8.01	Other Events.
     CenterPoint Energy Resources Corp. (“CERC”), the Company’s natural gas distribution, competitive natural gas sales and services, and pipelines and gas gathering subsidiary, and certain of its subsidiaries entered into a new receivables financing facility that became effective November 25, 2008. The new 364-day facility will provide additional liquidity to CERC and its subsidiaries. Availability under the facility ranges from $128 million to $375 million, reflecting seasonal changes in receivables balances. The new facility replaces a similar facility that expired in October 2008.

Item 9.01	Financial Statements and Exhibits.
     The exhibits listed below are filed herewith.

(d)	Exhibits.

4.1	$600,000,000 Credit Agreement, dated as of November 25, 2008, among CenterPoint Energy Houston Electric, LLC, Bank of America, N.A. and Deutsche Bank Securities Inc., as co-syndication agents, HSBC Bank USA, N.A. and The Bank of Nova Scotia, as co-documentation agents, Citicorp North America, Inc., as administrative agent, and Citigroup Global Markets Inc., as sole lead arranger and bookrunner, and the banks named therein

4.2	Nineteenth Supplemental Indenture dated as of November 25, 2008 to the General Mortgage Indenture dated as of October 10, 2002

4.3	Officer’s Certificate dated November 25, 2008 setting forth the form, terms and provisions of the Twentieth Series of General Mortgage Bonds

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.
Date: December 1, 2008	By:	/s/ Walter L. Fitzgerald
Walter L. Fitzgerald
Senior Vice President and Chief Accounting Officer

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
Date: December 1, 2008	By:	/s/ Walter L. Fitzgerald
Walter L. Fitzgerald
Senior Vice President and Chief Accounting Officer

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.
Date: December 1, 2008	By:	/s/ Walter L. Fitzgerald
Walter L. Fitzgerald
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

4.1	$600,000,000 Credit Agreement, dated as of November 25, 2008, among CenterPoint Energy Houston Electric, LLC, Bank of America, N.A. and Deutsche Bank Securities Inc., as co-syndication agents, HSBC Bank USA, N.A. and The Bank of Nova Scotia, as co-documentation agents, Citicorp North America, Inc., as administrative agent, and Citigroup Global Markets Inc., as sole lead arranger and bookrunner, and the banks named therein

4.2	Nineteenth Supplemental Indenture dated as of November 25, 2008 to the General Mortgage Indenture dated as of October 10, 2002

4.3	Officer’s Certificate dated November 25, 2008 setting forth the form, terms and provisions of the Twentieth Series of General Mortgage Bonds